UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  February 22, 2006
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                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)



        California                      0-31525                  68-0352144
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(State or other jurisdiction          (Commission              (IRS Employer
     Of incorporation)                File Number)           Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA            95670
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        (916) 851-0123
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure
On Wednesday, February 22, 2006 beginning at approximately 1:00 pm Pacific Time, David T. Taber, President and CEO of American River Bankshares, and Mitchell A. Derenzo, Executive Vice President and CFO of American River Bankshares, gave a presentation of the company's business strategies and financial performance at the America's Community Bankers Investor Conference held at the Palace Hotel in San Francisco, California.

In addition to the live presentation, the Investor presentation will be web cast live on CCBN and will be archived for one year on the Company's website. Interested parties may go to:
http://www.corporate-ir.net/ireye/confLobby.zhtml?ticker=AMRB&item_id=1194038
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The presentation used at this conference was previously filed with the SEC on
January 30, 2006 and can be viewed on American River Bankshares' website: www.amrb.com
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
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February 22, 2006                   Mitchell A. Derenzo, Chief Financial Officer


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